Fair Value	12 Months Ended
Dec. 31, 2011
Fair Value [Abstract]
Fair Value

7. Fair Value

Fair value measurement provisions establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This guidance describes three levels of inputs that may be used to measure fair value:

•	Level 1: Inputs are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 primarily consists of financial instruments traded on exchange or futures markets.

•

Level 2: Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reported date. Level 2 includes those derivative instruments transacted primarily in over the counter markets.

•	Level 3: Unobservable inputs, for example, inputs derived through extrapolation or interpolation that cannot be corroborated by observable market data.

Recurring Fair Value Measurements

Following is a summary of assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	Fair Value Measurements Using			Total
	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
December 31, 2011
Derivative liabilities	$—	$(3)	$—	$(3)
December 31, 2010
Derivative liabilities	$—	$(10)	$—	$(10)

The Company calculates the fair value of its derivative liabilities using quoted market prices whenever available. When quoted market prices are not available, the Company uses standard pricing models with market-based inputs, adjusted for nonperformance risk. When its financial instruments are in a liability position, the Company evaluates its credit risk as a component of fair value. At both December 31, 2011 and December 31, 2010, no adjustment was made by the Company to reduce its derivative liabilities for its nonperformance risk.

When its financial instruments are in an asset position, the Company is exposed to credit loss in the event of nonperformance by other parties to these contracts and evaluates their credit risk as a component of fair value.

Non-recurring Fair Value Measurements

Following is a summary of losses as a result of the Company measuring assets at fair value on a non-recurring basis during the years ended December 31, 2011 and 2009. There were no significant assets or liabilities measured at fair value on a non-recurring basis during the year ended December 31, 2010.

	Year Ended December 31,
	2011	2010	2009
Long-lived assets held and used	$(31)	$—	$(10)
Long-lived assets held for sale	—	—	(1)
Long-lived assets held for disposal/abandonment	(1)	—	(38)

Total	$(32)	$—	$(49)

In 2011, as a result of the likelihood that certain assets would be sold before the end of their estimated useful lives in order to bring manufacturing capacity in line with current market demand, the Company wrote down long-lived assets with a carrying value of $22 to fair value of $8, resulting in impairment charges of $12 and $2 on certain assets within the Forest Products Resins and Epoxy, Phenolic and Coating Resins segments, respectively, for the year ended December 31, 2011. These long-lived assets were valued with the assistance of appraisals from third parties or by using a discounted cash flow analysis based on assumptions that market participants would use. Key inputs in the model included projected revenues and manufacturing costs associated with these long-lived assets.

In 2011, as a result of the loss of a customer that went out of business in the second quarter of 2011 and continued competitive pressures resulting in successive periods of negative cash flows associated with certain assets within the Company's European forest products business, the Company has written down long-lived assets with a carrying value of $29 to fair value of $11, resulting in an impairment charge of $18 for the year ended December 31, 2011. These assets were valued using a discounted cash flow analysis based on assumptions that market participants would use and incorporates probability-weighted cash flows based on the likelihood of various possible scenarios. Key inputs in the model included projected revenues, operating expenses, and asset usage charges associated with certain intangible assets.

As part of the Company's productivity initiatives, the Company decided to indefinitely idle certain production lines. Long-lived assets with a carrying value of $57 were written down to fair value of $8, resulting in an impairment charge of $49 for the year ended December 31, 2009. These long-lived assets were valued with the assistance of appraisals from third parties or by using a discounted cash flow analysis based on assumptions that market participants would use. Key inputs in the model included projected revenues and manufacturing costs associated with these long-lived assets.

Non-derivative Financial Instruments

The following table includes the carrying amount and fair value of the Company's non-derivative financial instruments as of December 31:

	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Debt	$3,539	$3,226	$3,672	$3,708

Fair values of debt are determined from quoted, observable market prices, where available, based on other similar financial instruments, or based upon interest rates that are currently available to the Company for the issuance of debt with similar terms and maturities. The carrying amounts of cash and cash equivalents, short-term investments, accounts receivable, accounts and drafts payable and other accrued liabilities are considered reasonable estimates of their fair values due to the short-term maturity of these financial instruments.